Exhibit 99.6  Slides of Presentation by Jacynthe Côté, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Bauxite and Alumina.

ALCAN

Alcan Investor Workshop

Toronto, September 29, 2005

Jacynthe Côté
President – Bauxite and Alumina

Forward Looking Statements

Statements made in the course of this presentation which describe the Company's intentions, expectations or predictions may be "forward-looking statements" within the meaning of securities laws. The Company cautions that, by their nature, forward-looking statements involve risk and uncertainty, and actual actions or results could differ materially. Reference should be made to the  most recent Form 10-Q and Form 10-K for a summary of major risk factors. In addition, certain non-GAAP measures are used which are reconciled to the comparable GAAP measures herein or on the Company’s website at www.alcan.com in the “Investors” section.

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Discussion Topics

■Profile ■AIMS ■Business Environment ■Strategic Agenda ■Summary

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Bauxite and Alumina Group Operations
Global leader in bauxite mining, alumina refining, technology & trading

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Operations

Gove Refinery, Australia

Queensland Alumina (QAL), Australia

B&A Refineries (kt)	Gove Australia	QAL Australia	Vaudreuil Canada	Gardanne France	Alumar Brazil
Alcan Ownership	100%	41%	100%	100%	10%
SGA Production	1,980	3,779	1,170	201	1,373
Post Expansion Production	3,800				3,466
Specialty Production			159	419

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Strengths

■  Market leader with global reach ■  Significant growth opportunities ■  Superior Technology ■  Excellent R&D capabilities ■  Trading capabilities ■  Commited to Sustainability   ■  AIMS –Proven Execution

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Key Operational and Financial Data

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EHS Performance
Improving trend on environment, health and safety performance

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CI and Operational Excellence

■  CI is an enabler to maintain and improve our competitive position

■  A series of measures lead to operational excellence

■  Our Lean Six Sigma framework

■  Cross-fertilization of best practices

■  Integration synergies

■  Procurement strategy

■  Combined, those measures create close to $50M in sustainable
    BGP in 2005

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VBM – Asset Management Capabilities
Strategic thrust: profitable growth through focus on advantaged assets

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Bauxite
10% of world bauxite production

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Alumina
9% of world alumina production

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Alumina Market
Spot market is a very small component of the total market

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Alumina Balance
Market balance still tight until 2006 with notable surplus starting in 2007

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Alcan Bauxite and Alumina Balance

	Before G3	After G3
Balance of Bauxite Portfolio (Kt)
Internal Production	16,500	19,900
Internal Demand	13,500	16,900
Internal Balance	3,000	3,000

Balance of Alumina Portfolio (Kt)
Internal Production	5,200	7,000
Internal Demand	6,700	6,700
Internal Balance	(1,500)	300

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Raw Material Price Volatility
The alumina industry has been impacted by unprecedented price increases

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Raw Material Price Volatility
The alumina industry has been impacted by unprecedented price increases

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Gove Expansion
Expansion and gasification will reduce cash costs by 36 $/t

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Gove Expansion

- Good EHS performance
- Tracking slightly ahead of schedule at 41% completion versus target of 39%
- Costs on budget in control currency
- The G3 Project currently employs 5,036 people, distributed among the following sites:

Other
13
Brisbane
532
Gove
977
Thailand
3,521

Thailand

Darwin

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Gove Expansion

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Gas to Gove
PNG constitutes the best option for Gove to access natural gas

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Cost Optimization

■Gardanne and Vaudreuil are two high-cost facilities

■Gardanne

■Gradually increased specialty alumina production

■Value-added products can substantially improve profitability

■Vaudreuil

■Process changes and cost cutting measures are negotiated
  with the employees and union

■All options to improve value are being considered

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Long Term Market Balance
Long-term demand will justify numerous greenfield projects

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Other Growth Opportunities

Project	Description and Benefits

Alumar	> Expansion of 2.1 Mt from existing capacity of 1.4 Mt.
> Expected investment decision by Q4 2005

Utkal	> Greenfield project of 1.5Mt in province of Orissa, India
> Alcan owns 45% with Hindalco holding the other 55%
> Investment decision expected by mid-2006

Guinea	> Greenfield project of 1.5Mt in Guinea >
> Alcan owns 50% with Alcoa holding the other 50%
> Expect to be in a position to make a decision on DFS by the end of 2005

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Technology Value
World leader in all Bayer process technology areas

■Only Alcan offers complete technology package for all sectors of the
  Bayer circuit

■Testing of bauxite in pilot plant

■Technology to process every type of bauxite

■Specific technologies optimised for local conditions

■Complete basic engineering package

■Detailed engineering

■Training of client in Alcan’s plants

■Support during and after commissioning

■Essential to preserve and improve competitive position, this know-how also allows participation in capital projects as technical expert

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Technical and Operational Support Greenfield Refineries
All but five greenfield projects (larger than 300 Kt) since 1980 were built with Alcan technology

With Alcan Technology		With Other Technology
San Ciprian, Spain	1980	Alumar, Brazil
Nikolaïev, Ukraine	1982	Worsley, Australia
Bauxilum, Venezuela	1983	Wagerup, Australia
Aughinish, Ireland	1983	CAR, Australia
Damadjodi, India	1987	Zhengzhou, China
Pingguo, China	1994
Shanxi, China	1994
Alunorte, Brazil	1995

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Sustainability
Committed to sustainable economic, environmental and social value creation

■Strong governance and corporate responsibility embedded in our strategy and culture

■Sustainable development for all stakeholders part of our culture

■Community involvement

■Health programs (AIDS and malaria) in Ghana
■School and training center for aboriginals in Australia

■Emissions

■Conversion of Gove to gas

■Energy Efficiency

■Improvement of liquor productivity (enhancement of energy consumption)

■Environment

■Marine health monitoring program in conjunction with university searchers
■Commercial applications for residues

■In daily management, sustainability is the integration of environmental stewardship, economic performance and the well-being of  our communities

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Operating and Strategic Agenda
2009 target: 50% of production in first quartile; 75% lower half

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Summary and Key Priorities

■AIMS deployment, leading to operational excellence

■Successful construction and start-up of Gove expansion

■Convert Gove to natural  gas

■Eliminate value destruction in high-cost facilities

■Pursue commercial strategy based on a proprietary market perspective for our asset-based portfolio and well controlled trading operations

■Leverage our sustainability & technology know-how, and pursue growth  opportunities of large-scale cost advantaged assets

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